UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Pursuant to § 240.14a-12

Juniper Networks, Inc.

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Juniper and HPE: Putting The Customer First – Always

By: Rami Rahim

2024 is off to an amazing start.

Just a short time after we announced last month that we entered into a definitive agreement for HPE to acquire Juniper Networks, I had a chance to meet with many of our global sales teams at Juniper’s Sales Kickoff and was energized by the palpable level of excitement. Like me, the Juniper team is proud of the amazing success we’ve generated with our AI technology to date (which we just took to a whole new level with our AI-Native Networking Platform), and can’t wait for the opportunities that lie ahead.

As I said in my blog when we first announced the acquisition, in order to take full advantage of a once-in-a-generation opportunity like AI, we must continue to make bold moves, which is a big reason why combining with HPE makes incredible sense. Additionally, as users and devices continue to multiply while the industry copes with a skills shortage amid heightened expectations for flawless networks, our experience-first approach to networking has never been more important. But experience to us means more than just game-changing technology. It also means protecting our customers’ investments.

And on that point, let me be clear: our goal in embarking on this acquisition is not to eliminate products, but to offer enhanced choice and more innovation for all of our service provider, cloud provider and enterprise customers.

I know HPE CEO Antonio Neri agrees that the eventual combined company has the opportunity to take AI in networking to the next level, and that the real way to win is through an unwavering commitment to the customer. That’s why I am personally so excited to lead the combined networking business after the deal closes to help deliver industry-shifting benefits to customers.

While we are only just entering into early discussions about integration planning, I assure you that Juniper will continue putting customers and partners first, honoring our contractual commitments and policies regarding support, services, and product lifecycle. I want to also emphasize that Juniper is committed to moving through the transaction and subsequent integration processes with minimal disruption to — and increased value for — our customers and partners.

In getting to know Antonio, I’ve come to understand that HPE is a values-oriented and people-oriented company with a commitment to innovation, just like Juniper. Together, we are committed to delivering solutions that address the toughest problems in our industry to ultimately improve the way people work, play and live. I am confident that bringing together strong offerings from both companies will increase value for all our customers.

The acquisition is currently expected to close in late calendar year 2024 or early calendar year 2025. For now, though, we continue business as usual. You have my commitment that Juniper will continue to serve our customers and partners with the same dedication and focus we always have.

Thank you for your continued support and trust.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction, which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.